Non-operating income	3 Months Ended
Mar. 31, 2023
Analysis of income and expense [abstract]
Non-operating income	Non-operating (expense) income

		Three months ended March 31,
(in KUSD)	Note	2023	2022
Convertible loans, derivatives, change in fair value income	14	—	15,855
Deerfield warrant obligation, change in fair value income	15	616	—
Senior secured term loan facility, warrants, change in fair value income	13	656	—
Share of results with joint venture	11	(1,363)	(2,502)
Exchange differences (loss) gain		(52)	81
R&D tax credit		140	8
Non-operating (expense) income		(3)	13,442
Convertible loans, derivatives, change in fair value income
Changes in derivative fair values are explained in note 14, “Convertible loans.” Pursuant to the Facility Agreement with Deerfield, the Company drew down the Deerfield First Tranche of the convertible loans amounting to USD 65.0 million on May 19, 2020. Additionally, in connection with the FDA approval of ZYNLONTA, the Company drew down the Deerfield Second Tranche of convertible loans amounting to USD 50.0 million on May 17, 2021. On August 15, 2022, pursuant to the exchange agreement with Deerfield, Deerfield exchanged USD 115.0 million aggregate principal amount of the Company's senior secured convertible notes for warrants to purchase an aggregate of 4,412,840 common shares, an aggregate of 2,390,297 common shares and cash equal to USD 117.3 million.
Deerfield warrant obligation, change in fair value income
Pursuant to an exchange agreement with Deerfield entered into on August 15, 2022, the Company issued warrants to purchase an aggregate of 4,412,840 common shares. The Deerfield warrant obligation has been recorded at its initial fair value and is remeasured to fair value at the end of each reporting period. Changes in fair value of the Deerfield warrant obligation are explained in note 15, "Deerfield warrants."
Senior secured term loan facility, warrants, change in fair value income
The Company has accounted for the First Tranche of the senior secured term loan and warrants as one hybrid financial instrument, with the USD 120 million proceeds separated into two components: a warrant obligation and a loan. The warrant obligation has been recorded at its initial fair value and is remeasured to fair value at the end of each reporting period. Changes in fair value of the warrant obligation are explained in note 13, "Senior secured term loan facility and warrants."
Share of results with joint venture
In connection with the formation of Overland ADCT BioPharma in December 2020, the Company recorded its proportionate share of Overland ADCT BioPharma’s comprehensive loss. See note 11, “Interest in joint venture.”
Exchange differences (loss) gain
Also included in non-operating (expense) income are favorable or unfavorable Exchange differences. The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to British pounds, Euros and Swiss francs. Exchange differences represent gain or (loss) based on favorable or unfavorable changes in foreign currencies.
R&D tax credit
The Company recognizes as income (expense) amounts received and receivable by its subsidiary, ADCT UK, under the United Kingdom’s R&D Expenditure Credit scheme (“UK R&D Credit Scheme”). The grants represent 13% and 12% of eligible expenditures for the three months ended March 31, 2023 and March 31, 2022, respectively. The claims are payable through the tax system, as a refund of corporation tax or of other taxes, including income tax and social security payments deducted at source from qualifying (research) employees’ payroll and VAT. The relevant amounts have been therefore presented net in the balance sheet. As the credit is independent of ADCT UK’s taxable profit, is clearly designed to incentivize companies to invest in R&D activities and is itself taxable income, the Group has recognized the income as government grants within non-operating (expense) income and not as a credit to income tax expense.